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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated September 23, 1997 included in The Aristotle Corporation's Form 10-K for the year ended June 30, 1997 and to all references to our Firm included in this registration statement.



                                                             ARTHUR ANDERSEN LLP



Hartford, Connecticut
December 8, 1997